FIRST AMENDMENT TO CREDIT AGREEMENT

                  This First Amendment is made as of the 28th day of November, 1994, by and among G&K SERVICES, INC. ("G&K"), WORK WEAR CORPORATION OF CANADA LTD. ("Work Wear"; G&K and Work Wear, as the context requires, may be hereinafter referred to collectively as the "COMPANIES" and individually as a "COMPANY"), NBD BANK, N.A. ("NBD USA"), NBD BANK, CANADA ("NBD Canada"), CANADIAN IMPERIAL BANK OF COMMERCE ("CIBC") and NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION ("NORWEST"; NBD USA, NBD CANADA, CIBC and NORWEST, as the context requires, may be hereinafter referred to collectively as the "Banks" and individually as a "Bank") and HARRIS TRUST AND SAVINGS BANK ("Harris").

                                    RECITALS

                  The Companies and the Banks have entered into a Credit Agreement dated as of June 21, 1994 (the "Credit Agreement") under which NBD USA and Norwest have agreed to make certain revolving credit loans to and issue letters of credit for the account of G&K (the "Tranche A Facility") and NBD Canada and CIBC have agreed to make certain revolving credit loans to and issue banker's acceptances for the account of Work Wear (the "Tranche B Facility").

                  G&K wishes to increase the size of the Tranche A Facility and NBD USA and Norwest have agreed to increase their respective Tranche A Commitments and Harris has agreed to become an additional lender under Tranche A of the Credit Agreement, all pursuant to the terms and subject to the conditions set forth in this First Amendment.

                  ACCORDINGLY, in consideration of the premises, the Companies, the Banks and Harris hereby agree as follows:

                  1. Definitions. Except as otherwise expressly set forth herein, all capitalized terms in this First Amendment which are defined in the Credit Agreement shall have the same meanings assigned to them in the Credit Agreement.

                  2. Representations and Warranties. To induce the Banks and Harris to enter into this First Amendment, the Companies hereby represent and warrant as follows:

                           (a) The Loan Documents constitute the legal, valid and binding agreements of each Company (to the extent a Company is a party thereto), are subject to no defenses, counterclaims, rights of offset or recoupment and are enforceable in accordance with their respective terms.

                           (b) The Guaranties of G&K to NBD Canada and CIBC constitute the legal, valid and binding obligations of G&K, are subject to no defenses, counterclaims, rights of offset or recoupment and are enforceable in accordance with their respective terms.

                           (c) The representations and warranties contained in
         Section 9 of the Credit Agreement are true and correct as of the date hereof as though made on and as of this date, except to the extent that such representations and warranties relate solely to an earlier date.

                           (d) No event has occurred and is continuing or would result from the execution and delivery of this First Amendment and the ancillary documents contemplated hereby which constitutes or would constitute a default or an event of default under the Credit Agreement, the Met Life Loan Agreement (assuming delivery by Met Life of its consent to this First Amendment, as contemplated hereby) or any other agreement, indenture, evidence of indebtedness or other obligation of either of the Companies.

                  3. Addition of Harris as Bank. The Companies and each Bank hereby consent to Harris becoming an additional "Bank" under Tranche A of the Credit Agreement and, from and after the date hereof, Harris shall be accorded all rights, privileges and benefits of a "Bank" under and pursuant to the Credit Agreement. Each and every reference in the Credit Agreement to "Bank" or "Banks" shall hereinafter be deemed a reference to each Bank and to Harris, collectively.

                  4. Harris' Tranche A Commitment; Assignment of Tranche A Advances. Harris' commitments, obligations, rights, benefits and privileges as a "Bank" under the Credit Agreement are as follows:

                           (a) Harris' respective Tranche and Commitment are set forth opposite Harris' name on the signature page hereof under the captions "Tranche" and "Dollar Amount of Commitment", respectively.

                           (b) Harris' Percentage of all Tranche A Exposure, all Tranche A Loans and the Tranche A Commitment Amount shall be equal to the applicable percentage set forth opposite Harris' name on the signature page hereof under the caption "Percentage".

                           (c) Concurrent with the execution and delivery of this First Amendment, Harris shall be deemed to have assumed its Percentage of the risk and liability of each Letter of Credit currently outstanding and Norwest and NBD USA shall each assign and transfer to Harris an appropriate share of such bank's outstanding Tranche A Loans so that Norwest, NBD USA and Harris shall have Tranche A Loans outstanding in an amount equal to each such Bank's and Harris' respective Percentage of the aggregate of all such Tranche A Loans. All Tranche A Loans assigned by Norwest and NBD USA to Harris shall be assigned pro rata so that Harris, Norwest and NBD USA shall have their respective pro rata shares of each tenor of Tranche A Eurodollar Loans and of Tranche A Floating Rate Loans.

                           (d) Norwest shall collect and apply accrued interest, letter of credit commissions and fees payable under the Credit Agreement with respect to Tranche A obligations for all periods prior to the date hereof for the sole benefit of and for the sole account of Norwest and NBD USA. Harris shall be entitled to receive interest and fees with respect to Tranche A obligations from and after the date hereof.

                           (e) Harris shall hereinafter be deemed a party to the Credit Agreement and a "Bank" thereunder and (i) shall be entitled to all rights, benefits and privileges accorded to a Bank under the Credit Agreement, (ii) shall be subject to all obligations of a Bank thereunder (including without limitation the obligation to fund its Percentage of Tranche A Loans to the extent of its Commitment) and
         (iii) shall be deemed to have specifically ratified and confirmed, and by executing this First Amendment, Harris specifically ratifies and confirms, all of the provisions of the Credit Agreement and each other Loan Document.

                  5. Increase in Existing Tranche A Commitments. Norwest and NBD USA hereby agree that their respective Commitments shall be increased to the amounts set forth opposite their respective names on the signature hereof under the caption "Dollar Amount of Commitment". Additionally, the respective Percentage of Norwest and NBD USA of all Tranche A Exposure, all Tranche A Loans and the Tranche A Commitment Amount shall be equal to the applicable percentage set forth opposite each such Banks' name on the signature page hereof under the caption "Percentage".

                  6. Issuance of the Replacement Promissory Notes. To evidence the obligation of G&K to repay all Tranche A Loans to the Tranche A Banks, and in replacement for (but not in payment of) the Revolving Notes currently held by Norwest and NBD USA, respectively, and to evidence G&K's obligation to repay all Tranche A Loans made by Harris, G&K hereby agrees to issue and deliver to the Tranche A Banks the following Promissory Notes (the "New Notes"):

                           (a) A Revolving Note of G&K payable to the order of Norwest in the stated principal amount of $21,250,000, in substantially the form of Exhibit A attached hereto.

                           (b) A Revolving Note of G&K payable to the order of NBD USA in the stated principal amount of $8,750,000, in substantially the form of Exhibit B attached hereto.

                           (c) A Revolving Note of G&K payable to the order of Harris in the stated principal amount of $20,000,000, in substantially the form of Exhibit C attached hereto.

The New Notes shall be issued to Norwest and NBD USA in replacement for the Revolving Notes previously held by Norwest and NBD, respectively, and all references in the Credit Agreement and in each other Loan Document to the Tranche A Notes, Notes, Revolving Notes or other terms of like import shall be deemed to include, as appropriate, references to the New Notes issued in accordance with this First Amendment.

                  7. Consent to Additional Term Debt from Met Life. Section 11.2 of the Credit Agreement prohibits G&K from incurring additional indebtedness except as expressly therein permitted. G&K has requested that the Banks and Harris consent to the incurrence by G&K of an additional $15,000,000 in term debt from Met Life pursuant to the terms and conditions of a Loan Agreement (relating to 8.46% Senior Notes due November 23, 1997) dated November 23, 1994. The Banks and Harris hereby consent to the incurrence of such additional indebtedness by G & K pursuant to the terms and conditions of the aforesaid Loan Agreement. In connection therewith, the Credit Agreement is amended as follows:

                           (a) The definition of "Met Life Loan Agreement" appearing in Section 1.1 of the Credit Agreement is hereby amended to read as follows:

                           "Met Life Loan Agreement" means, collectively (i) the Loan Agreement dated as of September 28, 1990, between Met Life and G & K, as amended pursuant to an Amendment Agreement dated as of January 28, 1993, a Second Amendment dated June 21, 1994 and a Third Amendment dated November 23, 1994 and (ii) the Loan Agreement dated as of November 23, 1994, between Met Life, certain subsidiaries of Met Life and G & K.

                           (b) Section 11.2(f) of the Credit Agreement is hereby amended to read as follows:

                           (f) Indebtedness of G & K to Met Life not to exceed U.S. $46,000,000, plus accrued interest, pursuant to Met Life Loan Agreement.

                           (c) Section 11.3(a) of the Credit Agreement is hereby amended to read as follows:

                           (a) Guaranties by G & K Services, Co. with respect to the indebtedness owed by G & K to Met Life pursuant to the Met Life Loan Agreement;

                  8. Payment of Fees. G&K hereby irrevocably commits and agrees to pay the following fees and reimburse Norwest for the following outstanding expenses:

                  (a) Facility fees will be due and payable to Norwest in the amount of $3,125, to NBD USA in the amount of $3,125 and to Harris in the amount of $25,000. An arrangement fee will be due and payable to Norwest, in addition to the foregoing facility fee, in the amount of $31,250. Each such fee shall be deemed fully earned upon execution of this First Amendment.

                  (b) G&K will pay or reimburse Norwest for all outstanding fees and disbursements of counsel to Norwest incurred in connection with the execution and delivery of the Credit Agreement, all additional fees and disbursements incurred since the date thereof and all fees and disbursements incurred in connection with the preparation, execution and delivery of this First Amendment.

                  9. Conditions Precedent. As a condition to the effectiveness of this First Amendment, Norwest shall have received each of the following, in form and substance satisfactory to it:

                           (a) This First Amendment, duly executed on behalf of the Companies, each Bank and Harris.

                           (b) The New Notes, duly executed on behalf of G&K.

                           (c) Certificates of the secretary or assistant secretary of each of the Companies setting forth the specimen signatures of officers of such Companies which have been authorized to execute and deliver this First Amendment, the New Notes and such other documents as are contemplated hereby, together with a copy of the resolutions adopted by the respective boards of directors of the Companies approving such execution and delivery.

                           (d) A Third Amendment to the Met Life Loan Agreement, duly executed on behalf of G & K and Met Life, pursuant to which Met Life evidences its consent to the increases in the Commitments as contemplated herein.

                           (e) An opinion of counsel to the Companies in form and content acceptable to Norwest.

                           (f) Payment of all fees and expenses described in paragraph 8 hereof.

                  10. Exculpation. Harris hereby acknowledges and confirms that it has received a copy of the Credit Agreement and all other Loan Documents, instruments and agreements referred to in the Credit Agreement. Harris further confirms and agrees that (i) in becoming an additional Bank under the Credit Agreement and in making its Commitment to make Tranche A Revolving Loans under the Credit Agreement, such actions have and will be made without recourse to, or representation or warranty by, any Bank in any capacity, (ii) it has reviewed the entire Credit Agreement, and in particular, Section 14.3 thereof and agrees to be bound thereby, and (iii) the address shown below its signature on this First Amendment shall be its notice address for all purposes of the Credit Agreement, unless and until it shall designate another address for such purpose. Harris acknowledges that it has made such inquiries and taken such care on its own behalf as would have been the case had its Commitment been granted and its Loans made directly to G&K without the intervention of any other Bank. Harris acknowledges that neither Norwest nor any other Bank has made any representation or warranty about the credit worthiness of either Company or any other party to the Credit Agreement or with respect to the legality, validity, sufficiency or enforceability of the Credit Agreement, any Loan Document or any other instrument or document delivered thereunder or in connection therewith.

                  11. Miscellaneous.

                           (a) The Companies hereby release and forever discharge the Banks and each of their respective former and present directors, officers, employees, agents and representatives of and from every and all claims, demands, causes of action (at law or in equity) and liabilities of any kind or nature, whether known or unknown, liquidated or unliquidated, absolute or contingent, which the Companies ever had, presently have or claim to have against a Bank or any of its respective directors, officers, employees, agents or representatives of or relating to events, occurrences, actions, inactions or other matters of or relating to the Credit Agreement or any Loan Document or any actions or inactions hereunder or thereunder which occurred prior to the date of this First Amendment.

                           (b) The Companies hereby reaffirm their agreement under Section 16.6 of the Credit Agreement to pay or reimburse Norwest, among other costs and expenses, for all expenses incurred by Norwest in connection with the amendment, performance or enforcement of the Loan Documents, including without limitation, all reasonable fees and disbursements of legal counsel to Norwest in connection with the preparation of this First Amendment.

                           (c) Except as expressly amended hereby, all provisions of the Loan Documents shall remain in full force and effect. After the effective date hereof, each reference in any Loan Document or any other document executed in connection with the Credit Agreement to "this Agreement", "hereunder" or "hereof" or words of like import referring to the Credit Agreement shall be deemed and refer to the Credit Agreement as amended hereby. In addition, from and after the effective date hereof, each reference in any Loan Document to the Notes or the Revolving Notes of Norwest, NBD USA or Harris shall be deemed references to the New Notes.

                           (d) This First Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one in the same one and the same instrument.

                           (e) The execution of this First Amendment and acceptance of any documents related hereto shall not be deemed a waiver of any Default or Event of Default under any Loan Document, whether or not existing on the date of this First Amendment.

                           (f) This First Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Minnesota.



                            [SIGNATURE PAGES FOLLOW]

                  IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the day and year first above mentioned.


                                                   G&K SERVICES, INC.


                                                   By /s/ Stephen F. LaBelle
                                                   Its Secretary and Treasurer

                                                   WORK WEAR CORPORATION
                                                     OF CANADA LTD

                                                   By /s/ Stephen F. LaBelle
                                                   Its Secretary and Treasurer

           Dollar Amount
Tranche    of Commitment   Percentage              NORWEST BANK MINNESOTA,
                                                     NATIONAL ASSOCIATION
   A      US $21,250,000     42.50%

                                                   By /s/ John K. Lukaska
                                                   Its Vice President

          Dollar Amount
Tranche   of Commitment    Percentage              NBD BANK, N.A.

  A       US $8,750,000      17.50%
                                                   By /s/ Patrick P. Skiles
                                                   Its Vice President

          Dollar Amount
Tranche   of Commitment    Percentage              HARRIS TRUST AND SAVINGS BANK

   A      US $20,000,000     40.00%
                                                   By /s/ Catherine C. Ciolek
                                                   Its Vice President

                                                       111 West Monroe
                                                       P.O. Box 755
                                                       Chicago, Illinois 60690
                                                       Attn:  Vice President,
                                                              Midwest Group
                                                       Phone: (312) 461-7009
                                                       Fax:   (312) 461-2591

          Dollar Amount
Tranche   of Commitment    Percentage              NBD BANK, CANADA

   B      C$16,000,000      53.3333%
                                                   By /s/ Jeremiah I. Hynes, III
                                                   Its Vice President

          Dollar Amount
Tranche   of Commitment    Percentage              CANADIAN IMPERIAL BANK
                                                     OF COMMERCE
   B      C$14,000,000      46.6667%

                                                   By /s/ David A. Smith
                                                   Its General Manager